                                                                    EXHIBIT 10.2



                               COMMERCIAL GUARANTY

-----------------------------------------------------------------------------------------------------------------------------------
     PRINCIPAL            DATE          MATURITY        LOAN NO       CALL     COLLATERAL      ACCOUNT       OFFICER      INITIALS
  $25,000,000.00       10-06-1997
-----------------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for the use of Lender only and do not limit the applicability of this document to any particular loan or item.
-----------------------------------------------------------------------------------------------------------------------------------

BORROWERS:       SEARCH FUNDING II, INC.                                   SEARCH FINANCIAL SERVICES HOLDING COMPANY
                 SEARCH FINANCIAL SERVICES OF FLORIDA, INC.                SEARCH FINANCIAL SERVICES OF GEORGIA, INC.
                 SEARCH FINANCIAL SERVICES OF LOUISIANA, INC.              SEARCH FINANCIAL SERVICES OF OKLAHOMA, INC.
                 SEARCH FINANCIAL SERVICES OF PUERTO RICO, INC.            SEARCH FINANCIAL SERVICES OF TENNESSEE, INC.
                 SEARCH FINANCIAL SERVICES OF TEXAS, INC.

GUARANTOR:       SEARCH FINANCIAL SERVICES INC.                        LENDER:      HIBERNIA NATIONAL BANK
                 600 NORTH PEARL STREET                                             (TIN: 72-0210640)
                 SUITE 2500 - L.B. 123                                              313 CARONDELET STREET
                 DALLAS, TEXAS  75201-2899                                          POST OFFICE BOX 61540
                                                                                    NEW ORLEANS, LOUISIANA  70161
===================================================================================================================================

AMOUNT OF GUARANTY. THE AMOUNT OF THE GUARANTY PROVIDED FOR UNDER THIS AGREEMENT IS UNLIMITED.

DEFINITIONS. The following terms shall have the following meanings when used in this Agreement:

     AGREEMENT. The word "Agreement" means this Guaranty Agreement as this Agreement may be amended or modified from time to time.

     BORROWER. The words "Borrower" and "Borrowers" mean individually, collectively and interchangeably SEARCH FUNDING II, INC., SEARCH FINANCIAL SERVICES HOLDING COMPANY, SEARCH FINANCIAL SERVICES OF FLORIDA, INC., SEARCH FINANCIAL SERVICES OF GEORGIA, INC., SEARCH FINANCIAL SERVICES OF LOUISIANA, INC., SEARCH FINANCIAL SERVICES OF OKLAHOMA, INC., SEARCH FINANCIAL SERVICES OF PUERTO RICO, INC., SEARCH FINANCIAL SERVICES OF TENNESSEE, INC., and SEARCH FINANCIAL SERVICES OF TEXAS, INC., and such other entities as may become Borrowers under the Loan Agreement between Borrowers and Lender dated OCTOBER 6, 1997, any amendments and supplements to the Loan Agreement.

     BUSINESS DAY. The words "Business Day" mean a day on which commercial banks are open for business in New Orleans, Louisiana, excluding Saturdays and Sundays.

     EVENT OF DEFAULT. The words "Event of Default" mean and include each event that qualifies as an event of default or default event under any of the Indebtedness in favor of Lender or under any of the Related Documents (after expiration of any applicable cure period).

     GUARANTOR. The word "Guarantor" means individually, collectively and interchangeably SEARCH FINANCIAL SERVICES INC., and all other persons guaranteeing payment and satisfaction of the Indebtedness as hereinafter defined.

     INDEBTEDNESS. The word "Indebtedness" means the indebtedness of Borrowers evidenced by the Note, in principal, interest, costs, expenses and attorneys' fees and all other fees and charges arising thereunder, together with all other indebtedness and costs and expenses for which any Borrower is responsible under any of the Related Documents.

     LENDER. The word "Lender" means HIBERNIA NATIONAL BANK [TIN: 72-0210640], its successors and assigns, and any subsequent holder or holders of the Indebtedness.

     NOTE. The word "Note" means the promissory note dated OCTOBER 6, 1997, in the principal amount of $25,000,000.00 made by Borrowers, payable to the order of Lender, together with all substitute or replacement notes therefor, as well as all renewals, extensions, modifications, refinancings, consolidations and substitutions of and for such promissory note.

     RELATED DOCUMENTS. The words "Related Documents" mean and include individually, collectively, interchangeably and without limitation, the Loan Agreement between Borrowers and Lender dated OCTOBER 6, 1997, as amended or modified from time to time ("THE LOAN AGREEMENT"), and all promissory notes, credit agreements, other loan agreements, environmental agreements, guaranties, security agreements, mortgages, collateral mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan Agreement.

GUARANTEE OF THE INDEBTEDNESS. GUARANTOR HEREBY ABSOLUTELY AND UNCONDITIONALLY AGREES TO, AND BY THESE PRESENTS DOES HEREBY, GUARANTEE THE PROMPT AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF ANY AND ALL OF THE INDEBTEDNESS IN FAVOR OF LENDER.

CONTINUING GUARANTY. THIS IS A CONTINUING GUARANTY AGREEMENT UNDER WHICH GUARANTOR AGREES TO GUARANTEE PAYMENT OF THE INDEBTEDNESS IN FAVOR OF LENDER ON A CONTINUING BASIS. Guarantor's obligations and liability under this Agreement shall be open and continuous in effect. Guarantor intends to and does hereby guarantee at all times the prompt and punctual payment, performance and satisfaction of all of the Indebtedness in favor of Lender. Accordingly, any payments made on the Indebtedness will not discharge or diminish the obligations and liability of Guarantor under this Agreement for any remaining and succeeding Indebtedness of Borrowers (or any of them) in favor of Lender.

JOINT, SEVERAL AND SOLIDARY LIABILITY. Guarantor's obligations and liability under this Agreement shall be on a "solidary" or "joint and several" basis along with each Borrower to the same degree and extent as if Guarantor had been and/or will be a co-borrower, co-principal obligor and/or co-maker of the Indebtedness. In the event that there is more than one Guarantor under this Agreement, or in the event that there are other guarantors, endorsers or sureties of all or any portion of the Indebtedness, Guarantor's obligations and liability hereunder shall further be on a "solidary" or "joint and several" basis along with such other guarantors, endorsers and/or sureties.

DURATION OF GUARANTY. This Agreement and Guarantor's obligations and liability hereunder shall remain in full force and effect until such time as this Agreement may be canceled or otherwise terminated by Lender under a written cancellation instrument in favor of Guarantor (subject to the automatic reinstatement provisions hereinbelow). It is anticipated that fluctuations may occur in the aggregate amount of the Indebtedness guaranteed under this Agreement and it is specifically acknowledged and agreed to by Guarantor that reductions in the amount of the Indebtedness, even to zero ($0.00) dollars, prior to Lender's written cancellation of this Agreement, shall not constitute or give rise to a termination of this Agreement. At the request of Guarantor, Lender agrees to deliver a written cancellation instrument to Guarantor (which shall be subject to the automatic reinstatement provisions hereinbelow) after the Indebtedness has been fully repaid and all obligations of Lender to Borrowers, and of Borrowers to Lender under the Related Documents, have been fully performed or otherwise terminated.

CANCELLATION OF AGREEMENT; EFFECT. Unless otherwise indicated under such a written cancellation instrument, Lender's agreement to terminate or otherwise cancel this Agreement shall affect only, and shall be expressly limited to, Guarantor's continuing obligations and liability

10-06-1997                  COMMERCIAL GUARANTY
LOAN NO.                        (CONTINUED)                              PAGE 2
================================================================================

to guarantee the Indebtedness incurred, originated and/or extended (without prior commitment) after the date of such a written cancellation instrument; with Guarantor remaining fully obligated and liable under this Agreement for any and all of the Indebtedness incurred, originated, extended, or committed to prior to the date of such a written cancellation instrument. Nothing under this Agreement or under any other agreement or understanding by and between Guarantor and Lender, shall in any way obligate, or be construed to obligate, Lender to agree to the subsequent termination or cancellation of Guarantor's obligations and liability hereunder; it being fully understood and agreed to by Guarantor that Lender has and intends to continue to rely on Guarantor's assets, income and financial resources in extending credit and other Indebtedness to and in favor of any Borrower, and that to release Guarantor from Guarantor's continuing obligations and liabilities under this Agreement would so prejudice Lender that Lender may, within its sole and uncontrolled discretion and judgment, refuse to release Guarantor from any of its continuing obligations and liability under this Agreement for any reason whatsoever as long as any of the Indebtedness remains unpaid and outstanding, or otherwise.

DEFAULT. Should any Event of Default occur, Guarantor unconditionally and absolutely agrees to pay Lender the then unpaid amount of the Indebtedness, in principal, interest, costs, expenses, attorneys' fees and other fees and charges. Such payment or payments shall be made at Lender's offices indicated above, immediately following demand by Lender.

GUARANTOR'S WAIVERS.  Guarantor hereby waives:

     (a) Notice of Lender's acceptance of this Agreement.

     (b) Presentment for payment of the Indebtedness, notice of dishonor and of nonpayment, notice of intention to accelerate, notice of acceleration, protest and notice of protest, collection or institution of any suit or other action by Lender in collection thereof, including any notice of default in payment thereof, or other notice to, or demand for payment thereof, on any party.

     (c) Any right to require Lender to notify Guarantor of any nonpayment relating to any collateral directly or indirectly securing the Indebtedness, or notice of any action or nonaction on the part of any Borrower, Lender, or any other guarantor, surety or endorser of the Indebtedness, or notice of the creation of any new or additional Indebtedness subject to this Agreement

     (d) Any rights to demand or require collateral security from any Borrower or any other person as provided under applicable Louisiana law or otherwise.

     (e) Any right to require Lender to notify Guarantor of the terms, time and place of any public or private sale of any collateral directly or indirectly securing the Indebtedness.

     (f) Any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, or any action in lieu of foreclosure.

     (g) Any election of remedies by Lender that may destroy or impair Guarantor's subrogation rights or Guarantor's right to proceed for reimbursement against any Borrower or any other guarantor, surety or endorser of the Indebtedness, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness.

     (h) Any disability or other defense of any Borrower, or any other guarantor, surety or endorser, or any other person, or by reason of the cessation from any cause whatsoever, other than payment in full of the Indebtedness.

     (i) Any statute of limitations or prescriptive period, if at the time an action or suit brought by Lender against Guarantor is commenced, there is any outstanding Indebtedness of any Borrower to Lender which is barred by any applicable statute of limitations or prescriptive period.

Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences, and that, under the circumstances, such waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law.

GUARANTOR'S SUBORDINATION OF RIGHTS. In the event that Guarantor should for any reason (a) advance or lend monies to any Borrower, whether or not such funds are used by any Borrower to make payment(s) under the Indebtedness, and/or (b) make any payment(s) to Lender or others for and on behalf of any Borrower under the Indebtedness, and/or (c) make any payment to Lender in total or partial satisfaction of Guarantor's obligations and liabilities under this Agreement, and/or (d) if any of Guarantor's property is used to pay or satisfy any of the Indebtedness, Guarantor hereby agrees that any and all rights that Guarantor may have or acquire to collect from or to be reimbursed by any Borrower (or from or by any other guarantor, endorser or surety of the Indebtedness), whether Guarantor's rights of collection or reimbursement arise by way of subrogation to the rights of Lender or otherwise, shall in all respects, whether or not any Borrower is presently or subsequently becomes insolvent, be subordinate, inferior and junior to the rights of Lender to collect and enforce payment, performance and satisfaction of the then remaining Indebtedness, until such time as the Indebtedness is fully paid and satisfied. In the event of the insolvency or consequent liquidation of the assets of any Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of any Borrower applicable to the payment of claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the then remaining Indebtedness. Guarantor hereby assigns to Lender all claims which it may have or acquire against any Borrower or any assignee or trustee of any Borrower in bankruptcy; provided that, such assignment shall be effective only for the purpose of assuring to Lender full payment of the Indebtedness guaranteed under this Agreement.

GUARANTOR'S RECEIPT OF PAYMENTS. If Guarantor should for any reason whatsoever receive, after any Event of Default occurs, any payment(s) from any Borrower (or any other guarantor, surety or endorser of the Indebtedness) that any Borrower (or such a third party) may owe to Guarantor for any reason, Guarantor agrees to accept such payment(s) in trust for and on behalf of Lender, advising Borrowers (or the third party payee) of such fact. Guarantor further unconditionally agrees to immediately deliver such funds to Lender, with such funds being held by Guarantor over any interim period, in trust for Lender. In the event that Guarantor should for any reason whatsoever receive any such funds from any Borrower (or any third party), and Guarantor should deposit such funds in one or more of Guarantor's deposit accounts, no matter where located, Lender shall have the right to attach any and all of Guarantor's deposit accounts in which such funds were deposited, whether or not such funds were commingled with other monies of Guarantor, and whether or not such funds then remain on deposit in such an account or accounts. To this end and to secure Guarantor's obligations under this Agreement, Guarantor collaterally assigns and pledges to Lender, and grants to Lender a continuing security interest in, any and all of Guarantor's present and future rights, title and interest in and to all monies that Guarantor may now and/or in the future maintain on deposit with banks, savings and loan associations and other entities (other than tax deferred accounts), in which Guarantor may at any time deposit any such funds that may be received from any Borrower (or any other guarantor, endorser or surety of the Indebtedness) in favor of Lender.

DEPOSIT ACCOUNTS. As collateral security for repayment of Guarantor's obligations hereunder and under any additional guaranties previously granted or to be granted by Guarantor in the future, and additionally as collateral security for any present and future indebtedness of Guarantor in favor of Lender, Guarantor hereby grants Lender a continuing security interest in any and all funds that Guarantor may now and in the future have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Guarantor is an account holder (with the exception of IRA, pension, and other tax-deferred deposits). Guarantor further agrees that, after any Event of Default occurs, Lender may at any time apply any funds that Guarantor may have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Guarantor is an account holder (with the exception of IRA, pension, and other tax-deferred deposits) against the unpaid balance of any and all other present and future obligations and indebtedness of Guarantor to Lender, in principal, interest, fees, costs, expenses, and attorneys' fees.

ADDITIONAL COVENANTS. Guarantor agrees that Lender may, at its sole option, at any time, and from time to time, without the consent of or notice to Guarantor, or any of them, or to any other party, and without incurring any responsibility to Guarantor or to any other party, and without impairing or releasing any of Guarantor's obligations or liabilities under this Agreement:

10-06-1997                  COMMERCIAL GUARANTY
LOAN NO.                        (CONTINUED)                              PAGE 3
================================================================================

     (a) Make additional secured and/or unsecured loans to any Borrower.

     (b) Discharge, release or agree not to sue any party (including, but not limited to, any Borrower or any other guarantor, surety, or endorser of the Indebtedness), who is or may be liable to Lender for any of the Indebtedness.

     (c) Release, surrender, or abandon, in any manner and in any order, any collateral directly or indirectly securing repayment of any of the Indebtedness.

     (d) Sell, lease, transfer, or otherwise deal with, in any manner and in any order, any collateral directly or indirectly securing repayment of any of the Indebtedness, after an Event of Default occurs.

     (e) Alter, renew, extend, accelerate, or otherwise change the manner, place, terms and/or times of payment or other terms of the Indebtedness, or any part thereof, including any increase or decrease in the rate or rates of interest on any of the Indebtedness.

     (f) Settle or compromise any of the Indebtedness.

     (g) Subordinate and/or agree to subordinate the payment of all or any part of the Indebtedness, or Lender's security rights in any collateral directly or indirectly securing any such Indebtedness, to the payment and/or security rights of any other present and/or future creditors of any Borrower.

     (h) Apply any payments and/or proceeds to any of the Indebtedness in such priority or with such preferences as Lender may determine in its sole discretion, regardless of which of the Indebtedness then remains unpaid.

     (i) Take or accept any other collateral security or guaranty for any or all of the Indebtedness.

     (j) Enter into, deliver, modify, amend, or waive compliance with, any instrument or arrangement evidencing, securing or otherwise affecting, all or any part of the Indebtedness.

NO IMPAIRMENT OF GUARANTOR'S OBLIGATIONS. No course of dealing between Lender and any Borrower (or any other guarantor, surety or endorser of the Indebtedness), nor any failure or delay on the part of Lender to exercise any of Lender's rights and remedies under this Agreement or any other agreement or agreements by and between Lender and any Borrower (or any other guarantor, surety or endorser), shall have the effect of impairing or releasing Guarantor's obligations and liabilities to Lender, or of waiving any of Lender's rights and remedies under this Agreement or otherwise. Any partial exercise of any rights and remedies granted to Lender shall furthermore not constitute a waiver of any of Lender's other rights and remedies; it being Guarantor's intent and agreement that Lender's rights and remedies shall be cumulative in nature. Guarantor further agrees that any waiver or forbearance on the part of Lender to pursue Lender's available rights and remedies shall be binding upon Lender only to the extent that Lender specifically agrees to such waiver or forbearance in writing. A waiver or forbearance on the part of Lender as to one Event of Default shall not constitute a waiver or forbearance as to any other Event of Default.

NO RELEASE OF GUARANTOR. Guarantor's obligations and liabilities under this Agreement shall not be released, impaired, reduced, or otherwise affected by, and shall continue in full force and effect notwithstanding the occurrence of any event, including without limitation any one or more of the following events:

     (a) The death, insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution, or lack of authority (whether corporate, partnership or trust) of any Borrower (or any person acting on behalf of any Borrower), or of any other guarantor, surety or endorser of the Indebtedness.

     (b) Any payment by any Borrower, or any other party, to Lender that is held to constitute a preferential transfer or a fraudulent conveyance under any applicable law, or any such amounts or payment which, for any reason, Lender is required to refund or repay to any Borrower or to any other person.

     (c) Any dissolution of any Borrower, or any sale, lease or transfer of all or any part of the assets of any Borrower.

     (d) Any failure of Lender to notify Guarantor of the making of additional loans or other extensions of credit in reliance on this Agreement.

AUTOMATIC REINSTATEMENT. This Agreement and Guarantor's obligations and liabilities hereunder shall continue to be effective, and/or shall automatically and retroactively be reinstated, if a release or discharge has occurred, or if at any time, any payment or part thereof to Lender with respect to any of the Indebtedness, is rescinded or must otherwise be restored by Lender pursuant to any insolvency, bankruptcy, reorganization, receivership, or any other debt relief granted to any Borrower or to any other party to the Indebtedness or any such security therefor. In the event that Lender must rescind or restore any payment received in total or partial satisfaction of the Indebtedness, any prior release or discharge from the terms of this Agreement given to Guarantor shall be without effect, and this Agreement and Guarantor's obligations and liabilities hereunder shall automatically and retroactively be renewed and/or reinstated and shall remain in full force and effect to the same degree and extent as if such a release or discharge had never been granted. It is the intention of Lender and Guarantor that Guarantor's obligations and liabilities hereunder shall not be discharged except by Guarantor's full and complete performance and satisfaction of such obligations and liabilities; and then only to the extent of such performance.

LEGAL EXISTENCE. Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Guarantor is duly qualified and in good standing as a foreign corporation in each jurisdiction where in the nature of the business transacted and the property owned by Guarantor makes such qualification necessary, except where the failure to be so qualified will not have a material adverse affect on Guarantor. Guarantor's guaranty of the Indebtedness and this Agreement does not violate Guarantor's Certificate of Incorporation or Bylaws. Guarantor has taken all corporate action necessary to authorize the execution, delivery and performance of this Agreement.

REPRESENTATIONS AND WARRANTIES BY GUARANTOR. Guarantor represents and warrants that:

     (a) Guarantor is the parent corporation and owner of all of the authorized, issued and outstanding stock of SEARCH FUNDING II, INC., and SEARCH FINANCIAL SERVICES HOLDING COMPANY, and SEARCH FINANCIAL SERVICES HOLDING COMPANY is the parent corporation and owner of all of the authorized, issued and outstanding stock of each other Borrower.

     (b) Guarantor has the lawful power to own its properties and to engage in its business as presently conducted.

     (c) Guarantor's guaranty of the Indebtedness and Guarantor's execution, delivery and performance of this Agreement are not in violation of any laws and will not result in a default under any contract, agreement, or instrument to which Guarantor is a party, or by which Guarantor or its property may be bound.

     (d) Guarantor has agreed and consented to execute this Agreement and to guarantee the Indebtedness in favor of Lender, at the request of Borrowers and not at the request of Lender.

     (e) Guarantor will receive and/or has received a direct or indirect material benefit from the transactions contemplated herein and/or arising out of the Indebtedness.

     (f) This Agreement, when executed and delivered to Lender, will constitute a valid, legal and binding obligation of Guarantor, enforceable in accordance with its terms.

     (g) Guarantor has established adequate means of obtaining information from each Borrower on a continuing basis regarding the financial condition of each Borrower.

     (h) Lender has made no representations to Guarantor as to the creditworthiness of any Borrower.

     (i) There are no suits or proceedings pending, or to the knowledge of Guarantor, threatened against or affecting any Borrower, Guarantor, or the assets of any Borrower or Guarantor, before any court or by any governmental agency, other than those previously disclosed to Lender in documents filed by any Borrower or Guarantor with the Securities and Exchange Commission and delivered to Lender by any Borrower or Guarantor, which, if adversely determined, may have a material adverse effect on the financial condition or business of any Borrower or Guarantor.

10-06-1997                  COMMERCIAL GUARANTY
LOAN NO.                        (CONTINUED)                              PAGE 4
================================================================================

AFFIRMATIVE COVENANTS. Guarantor covenants and agrees with Lender that, so long as this Agreement remains in effect, Guarantor will:

     CHANGES IN FINANCIAL CONDITION AND LITIGATION. Promptly inform Lender in writing of (a) all material adverse changes in the financial condition of any Borrower or Guarantor, and (b) the threat of, the institution of, or any adverse determination by final judgment in, any litigation, arbitration proceeding or governmental proceeding which could reasonably be expected to involve a claim against any Borrower or Guarantor for more than $100,000.00.

     FINANCIAL RECORDS. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Guarantor's books and records at all reasonable times.

     FINANCIAL REPORTS. Prepare all annual financial statements and reports required to be provided under this Agreement in accordance with generally accepted accounting principles, applied on a consistent basis and prepare all other financial statements and reports required to be provided under this Agreement in accordance with generally accepted accounting principles (with the exception of year-end adjustments and footnoting), applied on a consistent basis, and each statement and report shall be certified as being true and correct, in all material respects, to the best knowledge and belief, by the chief financial officer of Guarantor or other officer or person acceptable to Lender.

     ANNUAL FINANCIAL STATEMENTS. Without demand or request by Lender, furnish Lender with, as soon as available, but in no event later than one hundred twenty (120) days after the end of each fiscal year, fiscal year-end financial statements (including consolidated balance sheet, income statement and statement of cash flows) for Guarantor, prepared in the form of consolidated statements for Guarantor and all of its subsidiaries, including Borrowers, audited by a certified public accountant satisfactory to Lender and accompanied by the unqualified opinion of the certified public accountant. The certified public accounting firm of BDO Siedman shall be qualified as a certified public accountant satisfactory to Lender unless and until Lender notifies Guarantor to the contrary.

     MONTHLY FINANCIAL STATEMENTS. Without demand or request by Lender, furnish Lender with, as soon as available, but in no event later than ten
     (10) Business Days after the end of each calendar month, month-end financial statements (including balance sheet and income statement) for Guarantor, prepared in the form of consolidated statements for Guarantor and all of its subsidiaries, including Borrowers, for the prior month, prepared and certified as correct, in all material respects, to the best knowledge and belief, by the chief financial officer of Guarantor or other officer or person acceptable to Lender.

     TAX RETURNS. Upon request of Lender, furnish Lender with copies of the most current federal tax returns filed by Guarantor, with all schedules and supporting documentation.

     PUBLIC DOCUMENTS. Without demand or request by Lender, within thirty (30) days of the filing of each, furnish Lender with copies of the 10-K, 10-Q, and each other document filed by Guarantor with the Securities and Exchange Commission.

     ADDITIONAL INFORMATION. Furnish such additional information, statements and reports with respect to the financial condition and business operations of Guarantor as Lender may reasonably request from time to time.

     GUARANTOR INFORMATION. Guarantor agrees to keep adequately informed of any facts, events or circumstances which might in any way affect Guarantor's risks under this Agreement. Guarantor further agrees that Lender shall have no obligation to disclose to Guarantor any information or material relating to any Borrower or the Indebtedness.

NEGATIVE COVENANTS. Guarantor covenants and agrees with Lender that as long as this Agreement remains in effect Guarantor shall not, without the prior written consent of Lender:

     DIVIDENDS - BEFORE SEPTEMBER 30, 1997. Before September 30, 1997, pay or declare any dividends on its stock (other than dividends payable in its stock) unless (a) its Adjusted Net Worth (as defined in the FINANCIAL COVENANTS section below) exceeds $15,000,000.00, and (b) payment of the dividend will not reduce its Adjusted Net Worth to an amount equal to or less than $15,000,000.00.

     DIVIDENDS - ON AND AFTER SEPTEMBER 30, 1997. On or after September 30, 1997, pay or declare any dividends on its stock (other than dividends payable in its stock) unless (a) its Adjusted Net Worth (as defined in the FINANCIAL COVENANTS section below) exceeds $22,500,000.00, and (b) payment of the dividend will not reduce its Adjusted Net Worth to an amount equal to or less than $22,500,000.00.

     REDEMPTION OF SHARES. Redeem, retire or repurchase any shares of its capital stock or other securities if such redemption, retirement or repurchase would cause Guarantor to be out of compliance with any of the Financial Covenants provided for in this Agreement.

     CONTINUITY OF OPERATIONS. (a) Engage in any business activities other than those related to financial services, (b) cease operations, liquidate, or dissolve, (c) merge with any other entity if the members of the board of directors of Guarantor immediately prior to the merger do not immediately after the merger constitute a majority of (i) the members of the board of directors of Guarantor if it survives the merger, or (ii) the board of directors of the surviving company if Guarantor does not survive the merger, or (d) sell all or substantially all of Guarantor's assets.

FINANCIAL COVENANTS. Guarantor covenants and agrees with Lender that as long as this Agreement remains in effect Guarantor shall comply with the following financial covenants:

     DEFINITIONS. For purposes of testing compliance with these Financial Covenants the following terms shall have the following meanings. Except as otherwise provided by these defined terms, all computations made to determine compliance with these Financial Covenants shall be made on a consolidated basis for Guarantor and all of its subsidiaries, in accordance with generally accepted accounting principles, applied on a consistent basis, and certified as true and correct, in all material respects, to the best knowledge and belief, by the chief financial officer of Guarantor or other officer or person acceptable to Lender.

         ADJUSTED NET WORTH. The term "Adjusted Net Worth" shall mean the
         Stated Net Worth of Guarantor and its subsidiaries, on a consolidated basis, plus Subordinated Debt, less Intangibles, and less amounts (a) due from any shareholder, director, officer, employee or agent of Guarantor or of any subsidiary or affiliate of Guarantor, or (b) due from any person or entity (other than a subsidiary) which is affiliated with, or related to, Guarantor or any of its subsidiaries, or any of the shareholders, officers, or directors of Guarantor or any of its subsidiaries.

         DEBT. The term "Debt" shall mean all liabilities of Guarantor and its subsidiaries, on a consolidated basis, INCLUDING SUBORDINATED DEBT.

         INTANGIBLES. The term "Intangibles" shall mean all of the intangible assets of Guarantor and its subsidiaries, on a consolidated basis, including goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible expenses, but excluding leaseholds and leasehold improvements.

10-06-1997                  COMMERCIAL GUARANTY
LOAN NO.                        (CONTINUED)                              PAGE 5
================================================================================

         SUBORDINATED DEBT. The term "Subordinated Debt" shall mean indebtedness and liabilities of Guarantor and its subsidiaries which have been subordinated by written agreement to the Indebtedness, and to the indebtedness of any Guarantor to Lender, in form and substance acceptable to Lender.

         STATED NET WORTH. The term "Stated Net Worth" shall mean the total assets of Guarantor and its subsidiaries, on a consolidated basis, less total Debt.

     MINIMUM ADJUSTED NET WORTH. Guarantor shall maintain an Adjusted Net Worth of no less than $15,000,000.00 until October 1, 1997. Beginning October 1, 1997, Guarantor shall maintain an Adjusted Net Worth of no less than $20,000,000.00.

     MAXIMUM LEVERAGE POSITION. Guarantor shall maintain a leverage position of no more than 5.00 to 1.00, where leverage position is the result of the following formula:

                            Debt - Subordinated Debt
                          ----------------------------
                      Stated Net Worth + Subordinated Debt

     TESTING FREQUENCY. Compliance with Minimum Adjusted Net Worth and Maximum Leverage Position requirements shall be tested quarterly (based on the fiscal year of Guarantor) based on the then most recent financial statements of Guarantor and its subsidiaries, on a consolidated basis.

TRANSFER OF INDEBTEDNESS. This Agreement is for the benefit of Lender and for such other person or persons as may from time to time become or be the holders of all or any part of the Indebtedness. This Agreement shall be transferrable and negotiable with the same force and effect and to the same extent as the Indebtedness may be transferrable; it being understood and agreed to by Guarantor that, upon any transfer or assignment of all or any part of the Indebtedness, the holder of such Indebtedness shall have all of the rights and remedies granted to Lender under this Agreement. Guarantor further agrees that, upon any transfer of all or any portion of the Indebtedness, Lender may transfer and deliver any and all collateral securing repayment of such Indebtedness (including, but not limited to, any collateral provided by Guarantor) to the transferee of such Indebtedness, and such collateral shall secure any and all of the Indebtedness in favor of such a transferee. Guarantor additionally agrees that, after any such transfer or assignment has taken place, Lender shall be fully discharged from any and all liability and responsibility to each Borrower and Guarantor with respect to such collateral, and the transferee thereafter shall be vested with all the powers and rights with respect to such collateral, except for gross negligence or willful misconduct.

CONSENT TO PARTICIPATION. Guarantor recognizes and agrees that Lender may, from time to time, one or more times, transfer all or any part of the Indebtedness through sales of participation interests in such Indebtedness to one or more third party lenders. Lender agrees to notify Guarantor of any sale or transfer of (a) the Indebtedness in its entirety, and (b) any assignment of the "lead lender" position if participation interests in the Indebtedness are sold or transferred. Guarantor specifically agrees and consents to all such transfers and assignments, and waives any and all other notices of sale of participation interests, as well as all notices of any repurchase of participation interests. Guarantor additionally agrees that the purchaser of a participation interest in the Indebtedness will be considered as the absolute owner of a percentage interest of such Indebtedness and that such a purchaser will have all of the rights granted under any participation agreement governing the sale of such a participation interest. Guarantor waives any rights of offset that Guarantor may have against Lender and/or any purchaser of such a participation interest, and Guarantor unconditionally agrees that either Lender or such a purchaser may enforce Guarantor's obligations and liabilities under this Agreement, irrespective of the failure or insolvency of Lender or any such purchaser.

NOTICES. To give Guarantor any notice required under this Agreement, Lender may hand deliver or mail such notice to Guarantor at the address specified for Guarantor in this Agreement, or at any other address that Guarantor may have given to Lender by written notice as provided in this paragraph. To give Lender any notice under this Agreement, Guarantor may hand deliver or mail such notice to Lender at the address specified in this Agreement, or at any other address that Lender may have given to Guarantor by written notice as provided in this paragraph. All notices required or permitted under this Agreement must be in writing and will be considered as given on the day it is delivered by hand or deposited in the U.S. Mail in the form and to the address specified in this Agreement.

ADDITIONAL GUARANTIES. Guarantor recognizes and agrees that Guarantor may have previously granted, and may in the future grant, one or more additional guaranties of the Indebtedness in favor of Lender. Should this occur, the execution of this Agreement and any additional guaranties on the part of Guarantor will not be construed as a cancellation of this Agreement or any of Guarantor's additional guaranties; it being Guarantor's full intent and agreement that all such guaranties of the Indebtedness in favor of Lender shall remain in full force and effect and shall be cumulative in nature and effect.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     AMENDMENT. No amendment, modification, consent or waiver of any provision of this Agreement, and no consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing signed by a duly authorized officer of Lender, and then shall be effective only as to the specific instance and for the specific purpose for which given.

     CAPTION HEADINGS. Caption headings of the sections of this Agreement are for convenience purposes only and are not to be used to interpret or to define their provisions. In this Agreement, whenever the context so requires, the singular includes the plural and the plural also includes the singular.

     ENTIRE AGREEMENT. This Agreement embodies the final, entire agreement of the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES TO THIS AGREEMENT.

     GOVERNING LAW. This Agreement shall be governed and construed in accordance with the substantive laws of the State of Louisiana.

     SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable. This Agreement shall be construed and enforceable as if the illegal, invalid or unenforceable provision had never comprised a part of it, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement, a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and legal, valid and enforceable.

     SUCCESSORS AND ASSIGNS BOUND. Guarantor's obligations and liabilities under this Agreement shall be binding upon Guarantor's successors, heirs, legatees, devisees, administrators, executors and assigns.

10-06-1997                  COMMERCIAL GUARANTY
LOAN NO.                        (CONTINUED)                              PAGE 6
================================================================================


     WAIVE JURY. Guarantor and Lender hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either against the other.

GUARANTOR AND LENDER ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT AND AGREE TO ITS TERMS. IN ADDITION, GUARANTOR UNDERSTANDS THAT THIS AGREEMENT IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS AGREEMENT TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS AGREEMENT EFFECTIVE. THIS AGREEMENT IS DATED OCTOBER 6, 1997.

GUARANTOR:
SEARCH FINANCIAL SERVICES INC.




By:    /s/ ROBERT D. IDZI
    ----------------------------------------------------
    Robert D. Idzi, Senior Executive Vice President
    and Chief Financial Officer


LENDER:
HIBERNIA NATIONAL BANK




By:    /s/ Barry G. McMahan
    -----------------------------------------------------
    Authorized Officer